UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 10, 2004

Alliant Techsystems Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10582	41-1672694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 Lincoln Drive Edina, Minnesota		55436-1097
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(952) 351-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Effective April 1, 2004 (fiscal 2005), Alliant Techsystems Inc. (ATK or registrant) realigned its business operations, forming a new segment, Advanced Propulsion and Space Systems. Following this realignment, and the acquisition of Mission Research Corporation (MRC), ATK has five segments: ATK Thiokol, Ammunition, Precision Systems, Advanced Propulsion and Space Systems, and ATK Mission Research.

The following summarizes ATK’s results by operating segment taking into account the realignment for each quarter in the years ended March 31, 2004 and 2003 (in thousands):

	Fiscal 2004 Quarter Ended				Fiscal 2004
	June 29	September 28	December 28	March 31	Total Year
Sales to external customers:
ATK Thiokol	$217,956	$200,922	$184,463	$195,886	$799,227
Ammunition	172,816	191,351	184,279	217,176	765,622
Precision Systems	109,267	119,138	126,571	168,565	523,541
Advanced Propulsion and Space Systems	59,099	55,140	68,504	88,521	271,264
ATK Mission Research	—	—	—	6,539	6,539
Total external sales	559,138	566,551	563,817	676,687	2,366,193
Intercompany sales:
ATK Thiokol	720	579	629	474	2,402
Ammunition	3,141	5,788	2,858	8,309	20,096
Precision Systems	2,376	3,221	2,720	4,689	13,006
Advanced Propulsion and Space Systems	9,168	7,787	7,410	10,615	34,980
Corporate	(15,405)	(17,375)	(13,617)	(24,087)	(70,484)
Total intercompany sales	—	—	—	—	—
Total sales	$559,138	$566,551	$563,817	$676,687	$2,366,193

Income from continuing operations before interest, income taxes and minority interest:
ATK Thiokol	$34,082	$36,517	$31,058	$34,311	$135,968
Ammunition	15,896	19,371	19,938	15,678	70,883
Precision Systems	11,714	12,686	14,962	18,481	57,843
Advanced Propulsion and Space Systems	8,911	3,802	6,684	2,916	22,313
ATK Mission Research	—	—	—	415	415
Corporate	(2,591)	(2,696)	(2,191)	(2,881)	(10,359)
Income from continuing operations before interest, income taxes and minority interest	$68,012	$69,680	$70,451	$68,920	$277,063

	Fiscal 2003 Quarter Ended				Fiscal 2003
	June 30	September 29	December 29	March 31	Total Year
Sales to external customers:
ATK Thiokol	$226,401	$190,803	$202,076	$211,009	$830,289
Ammunition	164,647	164,989	163,905	188,221	681,762
Precision Systems	88,445	121,654	114,407	155,480	479,986
Advanced Propulsion and Space Systems	40,397	35,699	39,370	64,632	180,098
Total external sales	519,890	513,145	519,758	619,342	2,172,135
Intercompany sales:
ATK Thiokol	943	413	879	574	2,809
Ammunition	6,919	2,213	3,283	11,504	23,919
Precision Systems	82	130	340	3,899	4,451
Advanced Propulsion and Space Systems	9,518	8,367	9,795	10,348	38,028
Corporate	(17,462)	(11,123)	(14,297)	(26,325)	(69,207)
Total intercompany sales	—	—	—	—	—
Total sales	$519,890	$513,145	$519,758	$619,342	$2,172,135

Income from continuing operations before interest and income taxes:
ATK Thiokol	$42,743	$28,619	$28,503	$38,342	$138,207
Ammunition	12,324	17,723	25,039	18,095	73,181
Precision Systems	6,555	13,764	14,433	14,028	48,780
Advanced Propulsion and Space Systems	5,975	5,711	7,131	9,298	28,115
Corporate	(1,005)	(1,710)	(3,641)	(6,384)	(12,740)
Income from continuing operations before interest and income taxes	$66,592	$64,107	$71,465	$73,379	$275,543

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

By:	/s/ Eric S. Rangen
Name:	Eric S. Rangen
Title:	Executive Vice President and Chief Financial Officer

Date:      June 10, 2004